Exhibit 10.137

October 11, 2006

To: Fortress Credit Corp., as Agent (the Agent) to the Lenders under the Credit Agreement dated as of August 2, 2005 and amended on October 26, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the Credit Agreement)

Dear Sirs,

Each of Vision Opportunity Master Fund, Ltd., Halo Technology Holdings, Inc. (the Borrrower), Crestview Capital Master, LLC and Camofi Master, LDC (the Undersigned) refer to that certain intercreditor and subordination agreement dated as of the date hereof (the Intercreditor Agreement), by an among, each of the Undersigned. Unless otherwise defined herein capitalized terms used in this letter agreement (this Letter Agreement) shall have the respective meanings in ascribed thereto, by reference or otherwise, in the Intercreditor Agreement.

1.	The Undersigned will not, without the prior written consent of the Agent (which shall be granted at the Agent’s sole and absolute discretion) permit the Intercreditor Agreement or the terms thereof to be amended or otherwise modified in any respect.

2.	Each of the Undersigned acknowledges receiving a copy of the Credit Agreement.

3.	No amendment of any provision of this Letter Agreement shall be effective unless it is in writing and signed by each of the Undersigned and the Agent, and no waiver of any provision of this Letter Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.	No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

5.	Any provision of this Letter Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.	This Letter Agreement shall terminate on the second business day following the 91st day after all of the Senior Obligations have been Paid in Full (as each term is defined in the Senior Subordination Agreement which is attached hereto as Exhibit A).

7.	This Agreement shall (i) be binding on each of the Undersigned and their respective successors and assigns and (ii) inure, together with all rights and remedies of the Agent and its respective successors, transferees and assigns. None of the rights or obligations of any of the Undersigned may be assigned or otherwise transferred without the prior written consent of the Agent (which shall be granted at the Agent’s sole and absolute discretion) provided that such sale, assignment or other transfer is made expressly subject to this Letter Agreement.

8.	This Letter Agreement shall be governed by and construed in accordance with the law of the State of New York.

9.	Each of the Undersigned hereby irrevocably and unconditionally:

(a)	submits for such person and the property of such person in any action, suit or proceeding relating to this Letter Agreement to which such person is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court for New York County in the State of New York, the United States District Court for the Southern District of New York, and appellate courts thereof;

(b)	consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies by registered or certified mail (or any substantially similar form of mail), postage prepaid, of such process to such person at its address specified next to its name on the signature page hereto (it being expressly understood and agreed that any final judgment in any such action, suit or proceeding referred to in clause (b) hereof shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law);

(c)	agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that such person may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(d)	agrees that nothing herein shall affect the right of the Agent to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)	to the extent that such person has or hereafter may acquire any immunity from jurisdiction of any court from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or any of its property, waives such immunity in respect of its obligations under this Letter Agreement.

10.	EACH OF THE UNDERSIGNED AND THE AGENT (BY ITS ACKNOWLEDGEMENT OF THIS LETTER AGREEMENT) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS LETTER AGREEMENT OR ANY AMENDMENT, MODIFICATION OR OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.	This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Letter Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Letter Agreement.

12.	The Agent and each of the Undersigned agree that any future subordinated creditors of the Borrower (whether by sale, assignment, transfer or otherwise) shall accede to this Letter Agreement by executing an accession agreement (the Accession Agreement) attached hereto as Schedule 1 and that each party confirms that upon execution of the Accession Agreement such party shall be a party hereto for all purposes and shall be deemed to one of the Undersigned.

The Undersigned hereby request that the above addressee confirm their agreement to the foregoing by signing this letter in acknowledgement below.

Yours,

VISION OPPORTUNITY MASTER FUND, LTD. By: Name:
Title:

HALO TECHNOLOGY HOLDINGS, INC. (ON BEHALF OF ITSELF AND ITS WHOLLY OWNED SUBSIDIARIES) By: Name:
Title:

CRESTVIEW CAPITAL MASTER, LLC By: Name:
Title:

CAMOFI MASTER, LDC By: Name:
Title:

ACKNOWLEDGED AND AGREED:

FORTRESS CREDIT CORP., AS	Address for Notices:
AGENT FOR AND ON BEHALF OF THE FINANCE PARTIES By: Name: Title:	1345 Avenue of the Americas, 46th Floor New York, New York 10105 Attention: Constantine Dakolias, Chief Credit Officer

SCHEDULE 1

FORM OF ACCESSION AGREEMENT

To: Re:	FORTRESS CREDIT CORP., as Agent
Letter Agreement dated as of October 10, 2006 (as amended,
supplemented or otherwise modified from time to time, the
“Letter Agreement”) among the Agent, Halo Technologies
Holdings inc., Vision Opportunity Master Fund, Ltd.,
Crestview Capital Master, LLC and Camofi Master, LDC.

Ladies and Gentlemen:

The person below acknowledges receipt of the Letter Agreement and agrees to be bound by the terms of the Letter Agreement as one of the Undersigned. Capitalized terms used but not defined in this Accession Agreement have the meanings given to them (by reference or otherwise) in the Letter Agreement.

Very truly yours,

[ ]

By:

Name:

Title:

EXHIBIT A

FORM OF SENIOR SUBORDINATION AGREEMENT